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                                  EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         I, Terry Knapp, President and Chief Executive Officer of AcuNetx, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended September 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2006.

Date: November 20, 2006

                                         /s/ Terry Knapp
                                         -------------------------------------
                                         Terry Knapp
                                         President and Chief Executive Officer